POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Stephen E. Canter                                 March 22, 2000
-----------------------------
Stephen E. Canter
President


/s/ Joseph W. Connolly                                March 22, 2000
-----------------------------
Joseph W. Connolly
Vice President and Treasurer


================================================================================



                               POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfield, and John B. Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino                               March 16, 2000
-----------------------------
Joseph S. DiMartino

/s/ James M. Fitzgibbons                              March 16, 2000
-----------------------------
James M. Fitzgibbons

/s/ J. Tomlinson Fort                                 March 16, 2000
-----------------------------
J. Tomlinson Fort

/s/ Arthur L. Goeschel                                March 16, 2000
-----------------------------
Arthur L. Goeschel

/s/ Kenneth A. Himmel                                 March 16, 2000
-----------------------------
Kenneth A. Himmel

/s/ Stephen J. Lockwood                               March 16, 2000
-----------------------------
Stephen J. Lockwood

/s/ Roslyn Watson                                     March 16, 2000
-----------------------------
Roslyn Watson

/s/ Benaree Pratt Wiley                               March 16, 2000
-----------------------------
Benaree Pratt Wiley





                                   EXHIBIT A


                        The Dreyfus/Laurel Funds, Inc.
                        The Dreyfus/Laurel Funds Trust
                  The Dreyfus/Laurel Tax-Free Municipal Funds
                      Dreyfus High Yield Strategies Fund